Exhibit 10.91

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

VIA FEDERAL EXPRESS – PRIORITY OVERNIGHT

Confidential

April 25, 2006

Mr. Linus Cortez

Chief Financial Officer

Stuller, Inc.

302 Rue Louis XIV

Lafayette, Louisiana 70508

Dear Mr. Cortez:

This letter, will amend our letter agreement dated March 16, 2000, and replace our existing letter agreement dated, January 20, 2005, when signed by the last party hereto.

A.	For the Term, Charles & Colvard, Ltd., (C&C), hereby:

1.	Appoints Stuller Inc., (Stuller) the rights to sell Charles & Colvard created moissanite (either as a loose jewel or in manufactured jewelry) in the territory comprised of the North American Continent from the present date until December 31, 2006 (The “Appointment Term”).

2.	Warrants that C&C shall appoint no additional distributors for the loose Moissanite jewel in the territory during calendar year 2006.

3.	Warrants that Stuller will be charged no more than the lowest price charged to any jewelry industry customer worldwide. (The new price schedule effective May 1, 2006 is attached as Schedule A). Further, if at any time the pricing of moissanite is decreased, C&C shall provide Stuller with a credit toward additional purchases of moissanite equal to the amount of such price decrease on the lesser of (a) Stuller’s net purchases of moissanite during the prior 90 days or (b) Stuller’s actual inventory at such time.

4.	C&C will fund all pre-approved, eligible advertising/promotional activity expenses submitted by Stuller. This funding is limited to *****% of net purchases made by Stuller. To receive the co-op credit Stuller must submit to C&C, on a quarterly basis, a marketing report listing all activities undertaken by Stuller for the quarter. This report must be supported by actual receipts for all expenditures and other appropriate backup evidencing that advertising has occurred. C&C will issue a credit memo to Stuller for actual marketing expenditures.

5.	Agrees to provide quarterly stock rebalancing on a dollar value per dollar value basis, *****.

6.	Agrees to provide the Stuller staff with any required training concerning the product, the marketing strategy, and the product positioning being implemented by C&C.

7.	Agrees *****.

300 Perimeter Park, Suite A        Morrisville, NC 27560        Telephone 919.468.0399

Facsimile 919.468.0486        www.moissanite.com

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

April 25, 2006

Linus Cortez, CFO – Stuller, Inc.

B. Stuller agrees to comply with the following:

a.	MAP pricing

b.	Brand Identity Guidelines

c.	Submission of support documentation relevant to all co-op and any other authorized marketing and sales expenses.

C. Stuller and C&C agree to the following four major initiatives for 2006:

1.	Stuller will *****. Illustrative of Stuller’s commitment, *****.
2.	C&C and Stuller will ***** including *****.
3.	C&C and Stuller will *****.
4.	Stuller will *****.

Stuller hereby recognizes and agrees to cooperate with C&C in the protection of all C&C trademarks, logos, copyrights and intellectual property. Further, Stuller agrees to include Charles & Colvard created moissanite in its catalog and trade show presentations for the term of the agreement; and to make commercially reasonable efforts to market moissanite to its customers consistent with the Brand Identity Guidelines (BIG) supplied by C&C, and, Stuller specifically agrees to make commercially reasonable efforts to sell Charles & Colvard created moissanite as loose stones to retailers and manufacturers only for use in jewelry mountings and not for resale as loose stones.

Further, Stuller agrees *****. The parties agree *****.

If the forgoing meets with your understanding of our agreement, please sign and return one copy of this letter for our files.

Agreed and accepted:

Charles & Colvard, Ltd.	Stuller, Inc.

/s/ Dennis M. Reed	/s/ Linus Cortez
Dennis M. Reed	Linus Cortez
Sr. Vice President of Sales & CMO	Chief Financial Officer

Date: 5/8/06	Date: 5/2/06

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Schedule A

Jewel Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

SRB (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2.5	0.05	*****	*****	*****	*****	78
3	0.09	*****	*****	*****	*****	78
3.25	0.11	*****	*****	*****	*****	78
3.5	0.14	*****	*****	*****	*****	78
4	0.22	*****	*****	*****	*****	40
4.5	0.29	*****	*****	*****	*****	40
5	0.41	*****	*****	*****	*****	40
5.5	0.54	*****	*****	*****	*****	21
6	0.68	*****	*****	*****	*****	21
6.5	0.88	*****	*****	*****	*****	21
7	1.10	*****	*****	*****	*****	21
7.5	1.35	*****	*****	*****	*****	10
8	1.60	*****	*****	*****	*****	10
8.5	1.90	*****	*****	*****	*****	10
9	2.26	*****	*****	*****	*****	10
9.5	2.75	*****	*****	*****	*****	10
10	3.08	*****	*****	*****	*****	10
10.5	3.57	*****	*****	*****	*****	10
11	4.11	*****	*****	*****	*****	5
11.5	4.72	*****	*****	*****	*****	5
12	5.32	*****	*****	*****	*****	5
12.5	6.01	*****	*****	*****	*****	5
13	6.80	*****	*****	*****	*****	5
13.5	7.60	*****	*****	*****	*****	5
14	8.46	*****	*****	*****	*****	5
14.5	9.51	*****	*****	*****	*****	5
15	10.46	*****	*****	*****	*****	5

All SRB (standard round brilliant) moissanite jewels are sold by piece by size (mm).

The average carat weights listed are for informational purposes only.

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

SCR (mm)	Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Average Pieces/Bag
1	3	*****	*****	*****	*****	869
1.1	3	*****	*****	*****	*****	653
1.2	3	*****	*****	*****	*****	440
1.3	3	*****	*****	*****	*****	370
1.4	3	*****	*****	*****	*****	295
1.5	3	*****	*****	*****	*****	255
1.6	3	*****	*****	*****	*****	190
1.7	3	*****	*****	*****	*****	167
1.8	3	*****	*****	*****	*****	140
1.9	3	*****	*****	*****	*****	112
2	3	*****	*****	*****	*****	109
2.1	3	*****	*****	*****	*****	94
2.2	3	*****	*****	*****	*****	82
2.3	3	*****	*****	*****	*****	71
2.4	3	*****	*****	*****	*****	63

All SCR (single cut round) moissanite jewels are sold by weight in bulk bags weighing 3 carats each.

The average pieces per bag listed are for informational purposes only.

Baguette (mm)	Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Average Pieces/Bag
4x2	3	*****	*****	*****	*****	29
5x2.5	3	*****	*****	*****	*****	16

Tapered Baguette	Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Average Pieces/Bag
5x2.5x2	3	*****	*****	*****	*****	19

All Baguette moissanite jewels are sold by weight in bulk bags weighing 3 carats each.

The average pieces per bag listed are for informational purposes only.

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Jewel Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

Castle (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2.5	0.05	*****	*****	*****	*****	40
3	0.09	*****	*****	*****	*****	40
3.5	0.15	*****	*****	*****	*****	40
4	0.21	*****	*****	*****	*****	40
4.5	0.30	*****	*****	*****	*****	40
5	0.40	*****	*****	*****	*****	40
5.5	0.52	*****	*****	*****	*****	21
6	0.69	*****	*****	*****	*****	21
6.5	0.88	*****	*****	*****	*****	21
7	1.09	*****	*****	*****	*****	21
7.5	1.33	*****	*****	*****	*****	10
8	1.61	*****	*****	*****	*****	10

Cushion (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2	0.04	*****	*****	*****	*****	40
2.5	0.07	*****	*****	*****	*****	40
3	0.12	*****	*****	*****	*****	40
3.5	0.19	*****	*****	*****	*****	40
4	0.30	*****	*****	*****	*****	40
4.5	0.42	*****	*****	*****	*****	40
5	0.57	*****	*****	*****	*****	21
5.5	0.75	*****	*****	*****	*****	21
6	0.96	*****	*****	*****	*****	21
6.5	1.21	*****	*****	*****	*****	21
7	1.49	*****	*****	*****	*****	21
7.5	1.80	*****	*****	*****	*****	10
8	2.15	*****	*****	*****	*****	10
8.5	2.54	*****	*****	*****	*****	10
9	2.98	*****	*****	*****	*****	10
9.5	3.74	*****	*****	*****	*****	10
10	4.18	*****	*****	*****	*****	5
10.5	4.99	*****	*****	*****	*****	5
11	5.79	*****	*****	*****	*****	5
11.5	6.82	*****	*****	*****	*****	5
12	8.07	*****	*****	*****	*****	5

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Heart (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
3	0.08	*****	*****	*****	*****	78
3.5	0.14	*****	*****	*****	*****	40
4	0.21	*****	*****	*****	*****	40
4.5	0.30	*****	*****	*****	*****	40
5	0.42	*****	*****	*****	*****	40
5.5	0.54	*****	*****	*****	*****	21
6	0.70	*****	*****	*****	*****	21
6.5	0.86	*****	*****	*****	*****	21
7	1.10	*****	*****	*****	*****	21
7.5	1.32	*****	*****	*****	*****	21
8	1.61	*****	*****	*****	*****	10
8.5	1.99	*****	*****	*****	*****	10
9	2.43	*****	*****	*****	*****	10
9.5	2.83	*****	*****	*****	*****	10
10	3.30	*****	*****	*****	*****	10

All moissanite jewels on this page are sold by piece by size (mm), average carat weights listed are for informational purposes only.

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Jewel Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

Marquise (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
4x2	0.06	*****	*****	*****	*****	40
5x2.5	0.12	*****	*****	*****	*****	40
6x3	0.21	*****	*****	*****	*****	21
7x3.5	0.32	*****	*****	*****	*****	21
8x4	0.47	*****	*****	*****	*****	21
9x4.5	0.67	*****	*****	*****	*****	21
10x5	0.90	*****	*****	*****	*****	21
11x5.5	1.26	*****	*****	*****	*****	12
12x6	1.58	*****	*****	*****	*****	12
13x6.5	1.98	*****	*****	*****	*****	12
14x7	2.48	*****	*****	*****	*****	12

Octagon (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2	0.03	*****	*****	*****	*****	78
2.5	0.07	*****	*****	*****	*****	78
3	0.11	*****	*****	*****	*****	78
3.5	0.17	*****	*****	*****	*****	78
4	0.25	*****	*****	*****	*****	40
4.5	0.36	*****	*****	*****	*****	40
5	0.47	*****	*****	*****	*****	40
5.5	0.62	*****	*****	*****	*****	21
6	0.80	*****	*****	*****	*****	21
6.5	1.02	*****	*****	*****	*****	21
7	1.26	*****	*****	*****	*****	21
7.5	1.56	*****	*****	*****	*****	10
8	1.87	*****	*****	*****	*****	10
8.5	2.19	*****	*****	*****	*****	10
9	2.58	*****	*****	*****	*****	10
9.5	3.02	*****	*****	*****	*****	10

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Oval (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
4x2	0.09	*****	*****	*****	*****	40
5x3	0.23	*****	*****	*****	*****	40
6x4	0.43	*****	*****	*****	*****	21
7x5	0.84	*****	*****	*****	*****	21
8x6	1.33	*****	*****	*****	*****	10
9x7	1.91	*****	*****	*****	*****	10
10x8	2.72	*****	*****	*****	*****	10
11x9	3.74	*****	*****	*****	*****	10
12x10	5.18	*****	*****	*****	*****	5
14x10	6.58	*****	*****	*****	*****	5
14x10.5	6.93	*****	*****	*****	*****	5

Pear (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
5x3	0.20	*****	*****	*****	*****	21
6x4	0.39	*****	*****	*****	*****	21
7x5	0.69	*****	*****	*****	*****	21
7.5x5	0.76	*****	*****	*****	*****	21
8x5	0.85	*****	*****	*****	*****	21
9x6	1.33	*****	*****	*****	*****	12
10x7	1.93	*****	*****	*****	*****	12
10.5x7	2.13	*****	*****	*****	*****	12
12x7.5	2.87	*****	*****	*****	*****	12
12x8	3.09	*****	*****	*****	*****	5

All moissanite jewels on this page are sold by piece by size (mm), average carat weights listed are for informational purposes only.

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Jewel Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

Princess (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2x2	0.04	*****	*****	*****	*****	78
2.5x2.5	0.08	*****	*****	*****	*****	78
3x3	0.14	*****	*****	*****	*****	40
3.5x3.5	0.21	*****	*****	*****	*****	40
4x4	0.33	*****	*****	*****	*****	21
4.5x4.5	0.44	*****	*****	*****	*****	21
5x5	0.64	*****	*****	*****	*****	21
5.5x5.5	0.83	*****	*****	*****	*****	10
6x6	1.07	*****	*****	*****	*****	10
6.5x6.5	1.35	*****	*****	*****	*****	10
7x7	1.64	*****	*****	*****	*****	10
7.5x7.5	2.08	*****	*****	*****	*****	10
8x8	2.51	*****	*****	*****	*****	10
8.5x8.5	2.87	*****	*****	*****	*****	10
9x9	3.49	*****	*****	*****	*****	5
9.5x9.5	3.97	*****	*****	*****	*****	5
10x10	4.80	*****	*****	*****	*****	5
10.5x10.5	5.38	*****	*****	*****	*****	5
11x11	6.31	*****	*****	*****	*****	5
11.5x11.5	7.23	*****	*****	*****	*****	5
12x12	8.14	*****	*****	*****	*****	5
12.5x12.5	8.86	*****	*****	*****	*****	5
13.0x13.0	9.94	*****	*****	*****	*****	5

Radiant (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
4x2	0.10	*****	*****	*****	*****	40
5x3	0.30	*****	*****	*****	*****	40
6x4	0.61	*****	*****	*****	*****	21
7x5	1.04	*****	*****	*****	*****	10
8x6	1.67	*****	*****	*****	*****	10
9x7	2.43	*****	*****	*****	*****	10
10x8	3.51	*****	*****	*****	*****	10
11x9	4.79	*****	*****	*****	*****	5
12x10	6.45	*****	*****	*****	*****	5
14x10	8.41	*****	*****	*****	*****	5
14x12	11.72	*****	*****	*****	*****	5

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

SBC (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2x2	0.04	*****	*****	*****	*****	78
2.5x2.5	0.11	*****	*****	*****	*****	78
3x3	0.16	*****	*****	*****	*****	40
3.5x3.5	0.24	*****	*****	*****	*****	40
4x4	0.37	*****	*****	*****	*****	21
4.5x4.5	0.51	*****	*****	*****	*****	21
5x5	0.71	*****	*****	*****	*****	21
5.5x5.5	0.91	*****	*****	*****	*****	10
6x6	1.18	*****	*****	*****	*****	10
6.5x6.5	1.50	*****	*****	*****	*****	10
7x7	1.88	*****	*****	*****	*****	10
7.5x7.5	2.28	*****	*****	*****	*****	10
8x8	2.78	*****	*****	*****	*****	10
8.5x8.5	3.28	*****	*****	*****	*****	10
9x9	3.94	*****	*****	*****	*****	5
9.5x9.5	4.62	*****	*****	*****	*****	5
10.0x10.0	5.29	*****	*****	*****	*****	5

All moissanite jewels on this page are sold by piece by size (mm), average carat weights listed are for informational purposes only.

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Jewel Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

Triangle (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2x2x2	0.02	*****	*****	*****	*****	78
2.5x2.5x2.5	0.06	*****	*****	*****	*****	78
3x3x3	0.09	*****	*****	*****	*****	78
3.5x3.5x3.5	0.14	*****	*****	*****	*****	40
4x4x4	0.21	*****	*****	*****	*****	40
4.5x4.5x4.5	0.30	*****	*****	*****	*****	21
5x5x5	0.40	*****	*****	*****	*****	21
5.5x5.5x5.5	0.52	*****	*****	*****	*****	21
6x6x6	0.67	*****	*****	*****	*****	21
6.5x6.5x6.5	0.83	*****	*****	*****	*****	10
7x7x7	1.06	*****	*****	*****	*****	10
7.5x7.5x7.5	1.28	*****	*****	*****	*****	10
8x8x8	1.48	*****	*****	*****	*****	10
8.5x8.5x8.5	1.79	*****	*****	*****	*****	10
9x9x9	2.12	*****	*****	*****	*****	10
9.5x9.5x9.5	2.41	*****	*****	*****	*****	10

Trillion (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2x2x2	0.02	*****	*****	*****	*****	78
2.5x2.5x2.5	0.05	*****	*****	*****	*****	78
3x3x3	0.08	*****	*****	*****	*****	78
3.5x3.5x3.5	0.13	*****	*****	*****	*****	40
4x4x4	0.18	*****	*****	*****	*****	40
4.5x4.5x4.5	0.27	*****	*****	*****	*****	21
5x5x5	0.36	*****	*****	*****	*****	21
5.5x5.5x5.5	0.47	*****	*****	*****	*****	21
6x6x6	0.61	*****	*****	*****	*****	21
6.5x6.5x6.5	0.74	*****	*****	*****	*****	10
7x7x7	0.94	*****	*****	*****	*****	10
7.5x7.5x7.5	1.16	*****	*****	*****	*****	10
8x8x8	1.44	*****	*****	*****	*****	10
8.5x8.5x8.5	1.66	*****	*****	*****	*****	10
9x9x9	2.16	*****	*****	*****	*****	10
9.5x9.5x9.5	2.41	*****	*****	*****	*****	10
10x10x10	2.77	*****	*****	*****	*****	5
10.5x10.5x10.5	3.34	*****	*****	*****	*****	5
11x11x11	3.85	*****	*****	*****	*****	5

All moissanite jewels on this page are sold by piece by size (mm), average carat weights listed are for informational purposes only.

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Exhibit I

MAP Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

SRB (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
2.5	0.05	*****	*****	78
3	0.09	*****	*****	78
3.25	0.11	*****	*****	78
3.5	0.14	*****	*****	78
4	0.22	*****	*****	40
4.5	0.29	*****	*****	40
5	0.41	*****	*****	40
5.5	0.54	*****	*****	21
6	0.68	*****	*****	21
6.5	0.88	*****	*****	21
7	1.10	*****	*****	21
7.5	1.35	*****	*****	10
8	1.60	*****	*****	10
8.5	1.90	*****	*****	10
9	2.26	*****	*****	10
9.5	2.75	*****	*****	10
10	3.08	*****	*****	10
10.5	3.57	*****	*****	10
11	4.11	*****	*****	5
11.5	4.72	*****	*****	5
12	5.32	*****	*****	5
12.5	6.01	*****	*****	5
13	6.80	*****	*****	5
13.5	7.60	*****	*****	5
14	8.46	*****	*****	5
14.5	9.51	*****	*****	5
15	10.46	*****	*****	5

All SRB (standard round brilliant) moissanite jewels are sold by piece by size (mm).

The average carat weights listed are for informational purposes only.

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

SCR (mm)	Carat Weight	Minimum Advertised Price	Suggested Retail	Average Pieces/Bag
1	3	*****	*****	869
1.1	3	*****	*****	653
1.2	3	*****	*****	440
1.3	3	*****	*****	370
1.4	3	*****	*****	295
1.5	3	*****	*****	255
1.6	3	*****	*****	190
1.7	3	*****	*****	167
1.8	3	*****	*****	140
1.9	3	*****	*****	112
2	3	*****	*****	109
2.1	3	*****	*****	94
2.2	3	*****	*****	82
2.3	3	*****	*****	71
2.4	3	*****	*****	63

All SCR (single cut round) moissanite jewels are sold by weight in bulk bags weighing 3 carats each.

The average pieces per bag listed are for informational purposes only.

Baguette (mm)	Carat Weight	Minimum Advertised Price	Suggested Retail	Average Pieces/Bag
4x2	3	*****	*****	29
5x2.5	3	*****	*****	16

Tapered Baguette	Carat Weight	Minimum Advertised Price	Suggested Retail	Average Pieces/Bag
5x2.5x2	3	*****	*****	19

All Baguette moissanite jewels are sold by weight in bulk bags weighing 3 carats each.

The average pieces per bag listed are for informational purposes only.

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

MAP Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

Castle (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
2.5	0.05	*****	*****	40
3	0.09	*****	*****	40
3.5	0.15	*****	*****	40
4	0.21	*****	*****	40
4.5	0.30	*****	*****	40
5	0.40	*****	*****	40
5.5	0.52	*****	*****	21
6	0.69	*****	*****	21
6.5	0.88	*****	*****	21
7	1.09	*****	*****	21
7.5	1.33	*****	*****	10
8	1.61	*****	*****	10

Cushion (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
2	0.04	*****	*****	40
2.5	0.07	*****	*****	40
3	0.12	*****	*****	40
3.5	0.19	*****	*****	40
4	0.30	*****	*****	40
4.5	0.42	*****	*****	40
5	0.57	*****	*****	21
5.5	0.75	*****	*****	21
6	0.96	*****	*****	21
6.5	1.21	*****	*****	21
7	1.49	*****	*****	21
7.5	1.80	*****	*****	10
8	2.15	*****	*****	10
8.5	2.54	*****	*****	10
9	2.98	*****	*****	10
9.5	3.74	*****	*****	10
10	4.18	*****	*****	5
10.5	4.99	*****	*****	5
11	5.79	*****	*****	5
11.5	6.82	*****	*****	5
12	8.07	*****	*****	5

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Heart (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
3	0.08	*****	*****	78
3.5	0.14	*****	*****	40
4	0.21	*****	*****	40
4.5	0.30	*****	*****	40
5	0.42	*****	*****	40
5.5	0.54	*****	*****	21
6	0.70	*****	*****	21
6.5	0.86	*****	*****	21
7	1.10	*****	*****	21
7.5	1.32	*****	*****	21
8	1.61	*****	*****	10
8.5	1.99	*****	*****	10
9	2.43	*****	*****	10
9.5	2.83	*****	*****	10
10	3.30	*****	*****	10

All moissanite jewels on this page are sold by piece by size (mm), average carat weights listed are for informational purposes only.

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

MAP Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

Marquise (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
4x2	0.06	*****	*****	40
5x2.5	0.12	*****	*****	40
6x3	0.21	*****	*****	21
7x3.5	0.32	*****	*****	21
8x4	0.47	*****	*****	21
9x4.5	0.67	*****	*****	21
10x5	0.90	*****	*****	21
11x5.5	1.26	*****	*****	12
12x6	1.58	*****	*****	12
13x6.5	1.98	*****	*****	12
14x7	2.48	*****	*****	12

Octagon (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
2	0.03	*****	*****	78
2.5	0.07	*****	*****	78
3	0.11	*****	*****	78
3.5	0.17	*****	*****	78
4	0.25	*****	*****	40
4.5	0.36	*****	*****	40
5	0.47	*****	*****	40
5.5	0.62	*****	*****	21
6	0.80	*****	*****	21
6.5	1.02	*****	*****	21
7	1.26	*****	*****	21
7.5	1.56	*****	*****	10
8	1.87	*****	*****	10
8.5	2.19	*****	*****	10
9	2.58	*****	*****	10
9.5	3.02	*****	*****	10

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Oval (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
4x2	0.09	*****	*****	40
5x3	0.23	*****	*****	40
6x4	0.43	*****	*****	21
7x5	0.84	*****	*****	21
8x6	1.33	*****	*****	10
9x7	1.91	*****	*****	10
10x8	2.72	*****	*****	10
11x9	3.74	*****	*****	10
12x10	5.18	*****	*****	5
14x10	6.58	*****	*****	5
14x10.5	6.93	*****	*****	5

Pear (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
5x3	0.20	*****	*****	21
6x4	0.39	*****	*****	21
7x5	0.69	*****	*****	21
7.5x5	0.76	*****	*****	21
8x5	0.85	*****	*****	21
9x6	1.33	*****	*****	12
10x7	1.93	*****	*****	12
10.5x7	2.13	*****	*****	12
12x7.5	2.87	*****	*****	12
12x8	3.09	*****	*****	5

All moissanite jewels on this page are sold by piece by size (mm), average carat weights listed are for informational purposes only.

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

MAP Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

Princess (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
2x2	0.04	*****	*****	78
2.5x2.5	0.08	*****	*****	78
3x3	0.14	*****	*****	40
3.5x3.5	0.21	*****	*****	40
4x4	0.33	*****	*****	21
4.5x4.5	0.44	*****	*****	21
5x5	0.64	*****	*****	21
5.5x5.5	0.83	*****	*****	10
6x6	1.07	*****	*****	10
6.5x6.5	1.35	*****	*****	10
7x7	1.64	*****	*****	10
7.5x7.5	2.08	*****	*****	10
8x8	2.51	*****	*****	10
8.5x8.5	2.87	*****	*****	10
9x9	3.49	*****	*****	5
9.5x9.5	3.97	*****	*****	5
10x10	4.80	*****	*****	5
10.5x10.5	5.38	*****	*****	5
11x11	6.31	*****	*****	5
11.5x11.5	7.23	*****	*****	5
12x12	8.14	*****	*****	5
12.5x12.5	8.86	*****	*****	5
13.0x13.0	9.94	*****	*****	5

Radiant (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
4x2	0.10	*****	*****	40
5x3	0.30	*****	*****	40
6x4	0.61	*****	*****	21
7x5	1.04	*****	*****	10
8x6	1.67	*****	*****	10
9x7	2.43	*****	*****	10
10x8	3.51	*****	*****	10
11x9	4.79	*****	*****	5
12x10	6.45	*****	*****	5
14x10	8.41	*****	*****	5
14x12	11.72	*****	*****	5

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

SBC (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
2x2	0.04	*****	*****	78
2.5x2.5	0.11	*****	*****	78
3x3	0.16	*****	*****	40
3.5x3.5	0.24	*****	*****	40
4x4	0.37	*****	*****	21
4.5x4.5	0.51	*****	*****	21
5x5	0.71	*****	*****	21
5.5x5.5	0.91	*****	*****	10
6x6	1.18	*****	*****	10
6.5x6.5	1.50	*****	*****	10
7x7	1.88	*****	*****	10
7.5x7.5	2.28	*****	*****	10
8x8	2.78	*****	*****	10
8.5x8.5	3.28	*****	*****	10
9x9	3.94	*****	*****	5
9.5x9.5	4.62	*****	*****	5
10.0x10.0	5.29	*****	*****	5

All moissanite jewels on this page are sold by piece by size (mm), average carat weights listed are for informational purposes only.

REDACTED –	OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

MAP Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

Triangle (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
2x2x2	0.02	*****	*****	78
2.5x2.5x2.5	0.06	*****	*****	78
3x3x3	0.09	*****	*****	78
3.5x3.5x3.5	0.14	*****	*****	40
4x4x4	0.21	*****	*****	40
4.5x4.5x4.5	0.30	*****	*****	21
5x5x5	0.40	*****	*****	21
5.5x5.5x5.5	0.52	*****	*****	21
6x6x6	0.67	*****	*****	21
6.5x6.5x6.5	0.83	*****	*****	10
7x7x7	1.06	*****	*****	10
7.5x7.5x7.5	1.28	*****	*****	10
8x8x8	1.48	*****	*****	10
8.5x8.5x8.5	1.79	*****	*****	10
9x9x9	2.12	*****	*****	10
9.5x9.5x9.5	2.41	*****	*****	10

Trillion (mm)	Average Carat Weight	Minimum Advertised Price	Suggested Retail	Tray Capacity
2x2x2	0.02	*****	*****	78
2.5x2.5x2.5	0.05	*****	*****	78
3x3x3	0.08	*****	*****	78
3.5x3.5x3.5	0.13	*****	*****	40
4x4x4	0.18	*****	*****	40
4.5x4.5x4.5	0.27	*****	*****	21
5x5x5	0.36	*****	*****	21
5.5x5.5x5.5	0.47	*****	*****	21
6x6x6	0.61	*****	*****	21
6.5x6.5x6.5	0.74	*****	*****	10
7x7x7	0.94	*****	*****	10
7.5x7.5x7.5	1.16	*****	*****	10
8x8x8	1.44	*****	*****	10
8.5x8.5x8.5	1.66	*****	*****	10
9x9x9	2.16	*****	*****	10
9.5x9.5x9.5	2.41	*****	*****	10
10x10x10	2.77	*****	*****	5
10.5x10.5x10.5	3.34	*****	*****	5
11x11x11	3.85	*****	*****	5

All moissanite jewels on this page are sold by piece by size (mm), average carat weights listed are for informational purposes only.